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                                                                   Exhibit 25.1

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           --------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                           --------------------------

[ ]   CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b) (2)

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A NATIONAL BANKING ASSOCIATION                  94-1347393
(Jurisdiction of incorporation or               (I.R.S. Employer
organization if not a U.S. national bank)       Identification No.)

101 NORTH PHILLIPS AVENUE
SIOUX FALLS, SOUTH DAKOTA                       57104
(Address of principal executive offices)        (Zip code)

                              WELLS FARGO & COMPANY
                          LAW DEPARTMENT, TRUST SECTION

                                  MAC N9305-175

                  SIXTH STREET AND MARQUETTE AVENUE, 17TH FLOOR
                          MINNEAPOLIS, MINNESOTA 55479
                                 (612) 667-4608
            (Name, address and telephone number of agent for service)

                           --------------------------

                                  TENNECO INC.
               (Exact name of obligor as specified in its charter)

DELAWARE                                       76-0515284
(State or other jurisdiction of                (I.R.S. Employer
incorporation or organization)                 Identification No.)

500 NORTH FIELD DRIVE
LAKE FOREST, ILLINOIS                          60045
(Address of principal executive offices)       (Zip code)

                        --------------------------------
                8 1/8% SENIOR NOTES DUE 2015, SERIES A & SERIES B
                       (Title of the indenture securities)

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Item 1. General Information. Furnish the following information as to the trustee:

            (a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency
                  Treasury Department
                  Washington, D.C.

                  Federal Deposit Insurance Corporation
                  Washington, D.C.

                  Federal Reserve Bank of San Francisco
                  San   Francisco, California 94120

            (b) Whether it is authorized to exercise corporate trust powers. The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

            None  with respect to the trustee.

No responses are included for Items 3-14 of this Form T-l because the obligor is not in default as provided under Item 13.

Item  15. Foreign Trustee. Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1. A copy of the Articles of Association of the trustee now in effect.*

Exhibit 2.   A copy of the Comptroller of the Currency Certificate of Corporate
             Existence and Fiduciary Powers for Wells Fargo Bank, National
             Association, dated February 4, 2004.**

Exhibit 3.   See Exhibit 2

Exhibit 4.   Copy of By-laws of the trustee as now in effect.***

Exhibit 5.   Not applicable.

Exhibit 6.   The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8.   Not applicable.

Exhibit 9.   Not applicable.

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* Incorporated by reference to the exhibit of the same number to the trustee's
Form T-l filed as exhibit 25 to the Form S-4 dated December 30, 2005 of file number 333-130784-06.

** Incorporated by reference to the exhibit of the same number to the trustee's Form T-l filed as exhibit 25 to the Form T-3 dated March 3, 2004 of file number 022-28721.

*** Incorporated by reference to the exhibit of the same number to the trustee's Form T-l filed as exhibit 25 to the Form S-4 dated May 26, 2005 of file number 333-125274.

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                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois on the 2nd day of May 2008.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION

                                        /s/ Gregory S. Clarke
                                        ---------------------
                                        Gregory S. Clarke
                                        Vice president

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                                    EXHIBIT 6

May 2, 2008

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                        Very truly yours,

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION

                                        /s/ Gregory S. Clarke
                                        ---------------------
                                        Gregory S. Clarke
                                        Vice President

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                                    EXHIBIT 7
                      Consolidated Report of Condition of

                      Wells Fargo Bank National Association
               of 101 North Phillips Avenue, Sioux Falls, SD 57104
                     And Foreign and Domestic Subsidiaries,
      at the close of business December 31, 2007, filed in accordance with 12 U.S.C. Section 161 for National Banks.

                                                                                            Dollar Amounts
                                                                                               In Millions
                                                                                           -----------------
ASSETS

Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin                                $          14,641
         Interest-bearing balances                                                                     1,062
Securities:

         Held-to-maturity securities                                                                       0
         Available-for-sale securities                                                                62,907
Federal funds sold and securities purchased under agreements to resell:
         Federal funds sold in domestic offices                                                       19,757
         Securities purchased under agreements to resell                                                 734
Loans and lease financing receivables:
         Loans and leases held for sale                                                               16,660
         Loans and leases, net of unearned income                               290,643
         LESS: Allowance for loan and lease losses                                3,625
         Loans and leases, net of unearned income and allowance                                      287,018
Trading Assets                                                                                         6,244
Premises and fixed assets (including capitalized leases)                                               4,282
Other real estate owned                                                                                  946
Investments in unconsolidated subsidiaries and associated companies                                      458
Intangible assets
         Goodwill                                                                                      9,730
         Other intangible assets                                                                      17,916
Other assets                                                                                          25,506
                                                                                           -----------------
Total assets                                                                               $         467,861
                                                                                           =================

LIABILITIES
Deposits:
         In domestic offices                                                               $         273,931
                  Noninterest-bearing                                            71,910
                  Interest-bearing                                              202,021
         In foreign offices, Edge and Agreement subsidiaries, and IBFs                                69,787
                  Noninterest-bearing                                                 9
                  Interest-bearing                                               69,778
Federal funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased in domestic offices                                                  14,049
         Securities sold under agreements to repurchase                                                7,248

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
                                                                                   Dollar Amounts
                                                                                      In Millions
                                                                                   --------------
Trading liabilities                                                                         3,821
Other borrowed money
       (includes mortgage indebtedness and obligations under capitalized leases)           30,268
Subordinated notes and debentures                                                          10,877

Other liabilities                                                                          16,108
                                                                                   --------------
Total liabilities                                                                  $      426,089

Minority interest in consolidated subsidiaries                                                 57

EQUITY CAPITAL
Perpetual preferred stock and related surplus                                                   0
Common stock                                                                                  520
Surplus (exclude all surplus related to preferred stock)                                   25,877
Retained earnings                                                                          14,425
Accumulated other comprehensive income                                                        893
Other equity capital components                                                                 0
                                                                                   --------------
Total equity capital                                                                       41,715
                                                                                   --------------
Total liabilities, minority interest, and equity capital                           $      467,861
                                                                                   ==============

I, Howard I. Atkins, EVP & CFO of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                                                Howard I. Atkins
                                                                       EVP & CFO

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Michael Loughlin
John Stumpf                       Directors
Carrie Tolstedt